UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 22, 2000
                                                         -----------------


                             Klever Marketing, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-18730               363688583
----------------------------           ---------               ---------
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                  Number)            Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On November 22, 2000, Klever Marketing Inc. issued a press release announcing that the Company has ceased operations of its current system in Ralphs Grocery Company stores due to business reasons and not the operations of the current system.

Item 7.  Financial Statements and Exhibits.
         The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1 Press release issued by Klever Marketing, Inc. dated November 22, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Klever Marketing, Inc.


Date: November 27, 2000              By: /s/ Corey A. Hamilton
                                         --------------------------
                                         Corey A. Hamilton, President


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